EXHIBIT (a)(1)(B)

                              LETTER OF TRANSMITTAL

                              LETTER OF TRANSMITTAL

                      TO PURCHASE LIMITED PARTNERSHIP UNITS
                                       OF

                       IDM PARTICIPATING INCOME COMPANY-II
                        A CALIFORNIA LIMITED PARTNERSHIP

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 14, 2001

                  BY DVM PROPERTIES, INC., A TEXAS CORPORATION

 ------------------------------------------------------------------------------
|        DESCRIPTION OF LIMITED PARTNERSHIP UNITS ("UNITS") TENDERED           |
|                                                                              |
|NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        UNITS TENDERED         |
|                                                                              |
|                                                  ________________________<F1>|
|                                                                              |
|                                                  <F1>                        |
|                                                  Unless otherwise indicated, |
|                                                  it will be assumed that all |
|                                                  Units held by a TENDERING   |
|                                                  registered holder are being |
|                                                  tendered. See Instruction 2.|
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
|                                                                              |
|   THIS OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY   |
|             TIME, ON JUNE 18, 2001, UNLESS THE OFFER IS EXTENDED.            |
 ------------------------------------------------------------------------------

This Letter of Transmittal is to be executed and returned to Wilmington Trust Company (the "Depositary") at one of the following addresses:

         BY MAIL                    BY HAND/OVERNIGHT COURIER                 BY FACSIMILE
Corporate Trust Reorg. Svcs.         Wilmington Trust Company            Wilmington Trust Company
  Wilmington Trust Company      1105 North Market Street, 1st Floor        Fax: (302) 651-1079
      P.O. Box 8861                    Wilmington, DE 19801             Attention: Corporate Trust
 Wilmington, DE 19899-8861          Attention: Corporate Trust                 Reorg. Svcs.
                                           Reorg. Svcs.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING
                            THE LETTER OF TRANSMITTAL

Ladies and Gentlemen:

      The undersigned hereby tenders to DVM Properties, Inc., a Texas corporation (the "Bidder"), the above-described Limited Partnership Units (the "Units") for IDM Participating Income Company-II (the "Partnership") pursuant to the Bidder's offer to purchase at a price per Unit of $6.75, net to the seller in cash, in accordance with the terms and subject to the conditions set forth in the Offer to Purchase, dated May 14, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Subject to, and effective upon, acceptance for payment of and payment for the Units tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the
Bidder all right, title and interest in and to all the Units that are being tendered hereby (and any and all other Units or other securities issued or issuable in respect thereof on or after May 14, 2001 (collectively, "Distributions") and constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) transfer ownership of such Units and all Distributions to or upon the order of the Bidder, (b) present such Units and all Distributions for registration and transfer on the books of the Partnership and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units and all Distributions, all in accordance with the terms of the Offer. The undersigned hereby represents and warrants that the undersigned (i) has received and reviewed the Offer to Purchase and (ii) has full power and authority to tender, sell, assign and transfer the Units tendered hereby and all Distributions and that, when and to the extent the same are accepted for payment by the Bidder, the Bidder will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Bidder to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Bidder any and all other Units or other securities issued to the undersigned on or after May 14, 2001 in respect of Units tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, the Bidder shall be entitled to all rights and privileges as owner of any such other Units or other securities and may withhold the entire consideration of deduct from the consideration the amount of value thereof as determined by the Bidder, in its sole discretion.

      The undersigned (i) has been advised that the Bidder is the owner of 48% of the outstanding capital and voting stock of IDM Corporation, which in turn is the owner of 100% of the outstanding capital and voting stock of IDM
Participating Income Corporation which is the general partner of IDM Participating Mortgage Income Fund General Partners' Co., a California limited partnership ("GPCo"), which in turn acted as the General Partner of the Partnership until February 2, 2001, and that GPCo makes no recommendation as to whether or not the undersigned should tender his or her Units in the Offer and
(ii) has made his or her own decision to tender the Units.

      The undersigned understands that, notwithstanding any other provisions of the Offer and subject to the applicable rules of the Securities and Exchange Commission, the Bidder will not be required to accept for payment or pay for any Units tendered, and may terminate or amend the Offer or may postpone the acceptance for payment of or payment for Units tendered, if at any time on or after May 14, 2001, and before acceptance for payment of or payment for any such Units, any of the following events shall have occurred (or shall have been determined by the Bidder in its reasonable judgment to have occurred) regardless of the circumstances giving rise thereto (including any action or omission to act by the Bidder):

            (a) there shall have been threatened, instituted or pending any action or proceeding by any government or governmental, regulatory or administrative agency or authority or tribunal or any other person, domestic or foreign, or before any court, authority, agency or tribunal that (i) challenges or seeks to challenge the acquisition of Units pursuant to the Offer or otherwise in any manner relates to or affects the Offer or (ii) in the reasonable judgment of the Bidder, could materially and adversely affect the business, condition (financial or other), income, operations or prospects of the Partnership, or otherwise materially impair in any way the contemplated future conduct of the business of the Partnership or materially impair the contemplated benefits of the Offer to the Bidder;

            (b) there shall have been any action threatened, pending or taken, or approval withheld, withdrawn or abrogated or any statute, rule, regulation, judgment, order or injunction threatened, proposed, sought, promulgated, enacted, entered, amended, enforced or deemed to be applicable to the Offer or the Partnership, by any legislative body, court, authority, agency or tribunal which, in the Bidder's reasonable judgment, would or might directly or indirectly (i) make the acceptance for payment of, or payment for, some or all of the Units illegal or otherwise restrict or prohibit consummation of the Offer, (ii) delay or restrict the ability of the Bidder, or render the Bidder unable, to accept for payment or pay for some or all of the Units, (iii) imposes or seeks to impose limitations on the ability of the Bidder to acquire or hold or to exercise full rights of ownership of the Units, (iv) materially impair the contemplated benefits of the Offer to the Bidder or (v) materially affect the business, condition (financial or other), income, operations or prospects of the Partnership, or otherwise materially impair in any way the contemplated future conduct of the business of the Partnership;

            (c) it shall have been publicly disclosed or the Bidder shall have learned that any person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) has acquired or proposes to acquire beneficial ownership of more than 5% of the outstanding Units;

            (d) there shall have occurred (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market, (ii) any significant decline in the general level of market prices of equity securities in the United States or abroad, (iii) any change in the general political, market, economic or financial condition in the United States or abroad that could have a material adverse effect on the Partnership's business, condition (financial or other), income, operations or prospects, (iv) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or any limitation on, or any event which, in the Bidder's reasonable judgment, might affect, the extension of credit by lending institutions in the United States, (v) the commencement of a war, armed hostilities or other international or national crisis directly or indirectly involving the United States or (vi) in the case of any of the foregoing existing at the time of the commencement of the Offer, in the Bidder's reasonable judgment, a material acceleration or worsening thereof;

            (e) a tender or exchange offer with respect to some or all of the Units (other than the Offer) or a merger, acquisition or other business combination proposal for the Partnership, shall have been proposed, announced or made;

            (f) there shall have occurred any event or events that have resulted, or may in the reasonable judgment of the Bidder result, in an actual or threatened change in the business, condition (financial or other), income, operations, stock ownership or prospects of the Partnership; or materially impair the contemplated benefits of the Offer;

            (g) there shall have occurred any decline in the S&P Composite 500 Stock Index by an amount in excess of 15% measured from the close of business on May 14, 2001; or

            (h) the Bidder shall not have received the approval of the Partnership to the assignment to the Bidder of the Units tendered pursuant to the Offer;

and, in the reasonable judgment of the Bidder, such event or events make it undesirable or inadvisable to proceed with the Offer or with such acceptance for payment or payment. Any of the foregoing conditions may be waived by the Bidder, in whole or in part, at any time and from time to time in its reasonable discretion. The failure by the Bidder at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Bidder concerning the events described above will be final and binding on all parties.

      The undersigned hereby irrevocably appoints DVM Properties, Inc. the attorney and proxy of the undersigned, with full power of substitution, to vote in such manner as such attorney and proxy or its substitute shall, in its sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Units tendered hereby which have been accepted for payment by the Bidder prior to the time of such vote or action (and any and all non-cash distribution, other Units, securities, issued or issuable in respect thereof on or after May 14, 2001), which the undersigned is entitled to vote, at any meeting (whether annual or special and whether or not an adjourned meeting) of limited partners of the Partnership, or with respect to which the undersigned is empowered to act in connection with action by written consent in lieu of any such meeting or otherwise. This proxy is irrevocable and is grant in consideration of, and is effective upon, the acceptance for payment of such Units by the Bidder, in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Units (and any non-cash distribution, other Units or securities) and no subsequent proxies will be given (and if given, will be deemed not to be effective) with respect thereto by the undersigned. The Bidder reserves the right to require that in order for Units to be properly tendered, immediately upon acceptance of such Units for purchase by the Bidder, the Bidder is able to exercise full voting rights with respect to such Units.

      All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

      The undersigned understands that tenders of Units pursuant to any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Units being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Units complies with Rule 14e-4. The Bidder's acceptance for payment of Units tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Bidder upon the terms and subject to the conditions of the Offer.

      Please issue the payment for the Units in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Mailing Instructions," please mail the check for the Purchase Price of any Units purchased to the undersigned at the address shown below the undersigned's signature(s).

 ----------------------------------------------------------------------------------------------------------------------------------
|                                                      TENDER OF UNITS IN OFFER                                                    |
| THE UNDERSIGNED TENDERS UNITS IN THE OFFER ON THE TERMS DESCRIBED ABOVE.                                                         |
|                                                                                                                                  |
| SIGN HERE                                                                                IMPORTANT:  COMPLETE AND SIGN THE       |
|                                                                                           SUBSTITUTE FORM W-9 (SEE INSTRUCTION 8)|
|                                                                                                                                  |
| SIGNATURE(S) __________________________________________________________________________________________________________          |
|                                                                                                                                  |
| SIGNATURE(S) __________________________________________________________________________________________________________          |
|                                                                                                                                  |
| MEDALLION GUARANTEE  __________________________________________________________________________________________________          |
|                                                                                                                                  |
| DATE: __________________________________              TELEPHONE NUMBER: (___)__________________________                          |
|                                                                                                                                  |
| (Must be signed by registered  holder(s) as name(s) appear(s) under registration above.  If  signature  is by  trustees,         |
| executors, administrators, guardians, attorneys-in-fact, agent, officers of corporations or others acting in a fiduciary or      |
| representative capacity, please provide the following information.  See Instruction 3).                                          |
|                                                                                                                                  |
| NAME(S) _______________________________________________________________________________________________________________          |
|                                                         (please print)                                                           |
|                                                                                                                                  |
| NAME(S) _______________________________________________________________________________________________________________          |
|                                                         (please print)                                                           |
|                                                                                                                                  |
| CAPACITY (FULL TITLE) _________________________________________________________________________________________________          |
|                                                                                                                                  |
| Address________________________________________________________________________________________________________________          |
|                                                                                                                                  |
| _______________________________________________________________________________________________________________________          |
|                                                       (Include Zip Code)                                                         |
|                                                                                                                                  |
| Area Code and Telephone No.__________________________________________________________________________________                    |
 ----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
|                                                  SPECIAL MAILING INSTRUCTIONS                                                    |
|----------------------------------------------------------------------------------------------------------------------------------|
| To be completed ONLY if payment is to be issued to the registered  holder(s) but mailed to OTHER than the address of record.     |
| (See Instruction 5).                                                                                                             |
|----------------------------------------------------------------------------------------------------------------------------------|
|                                                                                                                                  |
| Mail payment to:                                                                                                                 |
|----------------------------------------------------------------------------------------------------------------------------------|
|                                                                                                                                  |
| Name: _________________________________________________________________________________________________________________          |
|       (Must be same as registered holder(s))                                                                                     |
|----------------------------------------------------------------------------------------------------------------------------------|
|                                                                                                                                  |
| Address: ______________________________________________________________________________________________________________          |
|                                                                                                                                  |
|          ______________________________________________________________________________________________________________          |
|          (Please print)                                                                         Zip Code                         |
 ----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
|                                           | PART 1 - PLEASE PROVIDE YOUR TIN IN        |        Tax Identification Number        |
| SUBSTITUTE                                | IN THE BOX AT RIGHT AND CERTIFY BY         |        (Social Security Number or       |
|                                           | BY SIGNING AND DATING BELOW.               |      Employer Identification Number)    |
| Form W-9                                  |                                            |        ____________________________     |
|                                           |--------------------------------------------------------------------------------------|
| Department of the Treasury                | PART 2 - Check the box if you are not subject to backup withholding because (1) you  |
| Internal Revenue Service                  | are exempt, or (2) you have not been notified that you are subject to backup         |
|                                           | withholding as a result of failure to report all interest or dividends or (3) the    |
|                                           | Internal Revenue Service has notified you that you are no longer subject to backup   |
|                                           | withholding.      |_|                                                                |
|                                           |--------------------------------------------------------------------------------------|
| Payer's Request for Taxpayer                Certification - Under penalties of perjury, I certify | PART 3 -                     |
| Identification Number (TIN)                 that (1) I am a U.S. person and (2) the information   |                              |
|                                             provided on this form is true, correct and complete.  | Awaiting TIN [_]             |
|                                                                                                   |------------------------------|
| Signature ___________________________________________________________  Date ______________________                               |
 ----------------------------------------------------------------------------------------------------------------------------------
NOTE:  FAILURE TO COMPLETE AND RETURN THE  SUBSTITUTE  FORM W-9 MAY RESULT IN BACKUP  WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO
UNITHOLDERS.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER  IDENTIFICATION  NUMBER ON SUBSTITUTE FORM W-9 FOR
ADDITIONAL DETAILS. IF THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9 IS CHECKED, THE CERTIFICATE BELOW MUST BE COMPLETED.
 ----------------------------------------------------------------------------------------------------------------------------------
|                                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER                                      |
|           I certify under penalties of perjury that a taxpayer  identification  number has not been issued to me, and either (a) |
| I have mailed or delivered an application to receive a taxpayer  identification  number to the appropriate  Internal  Revenue    |
| Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I  |
| understand that if I do not provide a taxpayer identification number by the time of payment, 31% of any cash payment made to me  |
| will be withheld,  but that such amount will be refunded to me if I then provide a Taxpayer  Identification Number within sixty  |
| (60) days.                                                                                                                       |
| Signature   ___________________________________________________  Date __________________________________________________         |
 ----------------------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS
              Forming Part of the Terms and Conditions of the Offer

      1. DELIVERY OF LETTER OF TRANSMITTAL. A properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase).

      The method of delivery of this Letter of Transmittal and all other required documents, is at the option and risk of the tendering Unitholder and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.

      No alternative, conditional or contingent tenders will be accepted, and no fractional Units will be accepted for payment or purchased. All tendering Unitholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Units for payment.

      2. PARTIAL TENDERS. If fewer than all the Units held by a Unitholder are to be tendered, (i) fill in the number of Units which are to be tendered in the section entitled "Number of Units Tendered" and (ii) the Unitholder must hold at least five Units after such tender. Accordingly, a Unitholder should not tender if, as a result of such tender, the tendering holder (other than one transferring all of his or her Units) will hold less than five Units. All Units held by a Unitholder will be deemed to have been tendered unless otherwise indicated.

      3. SIGNATURES ON LETTER OF TRANSMITTAL.

      (a) If this Letter of Transmittal is signed by the registered holder(s) of the Units, the signature(s) must correspond exactly with the Unitholder's registration.

      (b) If any of the Units are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      (c) If any Units are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

      (d) If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and if requested, proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

      4. STOCK TRANSFER TAXES. Except as set forth in this Instruction 4, the Company will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Units to it or its order pursuant to the Offer. If payment of the purchase price is to be made to any person other than the registered holder, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

      5. SPECIAL MAILING INSTRUCTIONS. If payment for the Units is to be issued to the registered holder(s) but mailed to other than the address of record, the section entitled "Special Mailing Instructions" must be completed.

      6. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from, the Depositary or the Information Agent at their respective addresses set forth below.

      7. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Units will be determined by the Bidder, in its sole discretion, and its determination shall be final and binding. The Bidder reserves the absolute right to reject any or all tenders of any particular Units (i) determined by it not to be in the appropriate form or (ii) the acceptance for purchase of Units which may, in the opinion of the Bidder's counsel, be unlawful.

      8. SUBSTITUTE FORM W-9. The tendering Unitholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 which is provided in the Letter of Transmittal and to indicate that the Unitholder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the Substitute Form W-9 may subject the tendering Unitholder to 31 % federal income tax withholding on the payment of the purchase price. To prevent backup withholding, each tendering Unitholder must provide his or her correct TIN by completing the Substitute Form W-9, certifying that the TIN provided is correct and that (i) the Unitholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Unitholder that he or she is no longer subject to backup withholding, or certify that such Unitholder is exempt from backup withholding. If the Unitholder does not have a TIN, he or she should consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number. If the Unitholder provides his or her TIN to the Depositary within 60 days of the date the Depositary receives the Letter of Transmittal, any amounts withheld during such 60-day period will be refunded to the Unitholder by the Depositary.

      WHAT TAXPAYER IDENTIFICATION NUMBER TO GIVE THE DEPOSITARY

      The Unitholder is required to give the Depositary the social security number or employer identification number of the record holder of the Units. If the Units are in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

      Certain Unitholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Unitholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information.

      IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                    THE DEPOSITARY, WILMINGTON TRUST COMPANY

                BY MAIL:                         BY HAND OR OVERNIGHT COURIER:
Corporate Trust Reorganization Services            Wilmington Trust Company
        Wilmington Trust Company              1105 North Market Street, 1st Floor
             P.O. Box 8861                           Wilmington, DE 19801
       Wilmington, DE 19899-8861         Attn: Corporate Trust Reorganization Services